UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): August 9, 2004
                                                          --------------

                         ANDREA ELECTRONICS CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              New York                  1-4324           11-0482020
              --------                  ------           ----------
    (State or other Jurisdiction of   (Commission       (IRS Employer
     incorporation or organization)    File Number)   Identification No.)

                45 Melville Park Road, Melville, New York 11747
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                    (Address of principal executive offices)

                                 (631) 719-1800
                                ----------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Other Exhibits
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         Exhibit 99.1  Press Release Dated August 9, 2004


Item 12. Results of Operation and Financial Condition
         --------------------------------------------

     On August 9, 2004, Andrea Electronics Corporation (the "Company") issued a press release, a copy of which is attached to this report as Exhibit 99.1, announcing Second Quarter 2004 Results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ANDREA ELECTRONICS CORPORATION

Dated: ____________, 2004                         By: /s/ Corisa L. Guiffre
                                                      --------------------------
                                                      Corisa L. Guiffre
                                                      Vice President and Chief
                                                      Financial Officer